Exhibit 99.2

STOCKHOLDER TENDER AGREEMENT

THIS STOCKHOLDER TENDER AGREEMENT is entered into as of August 31, 2006, by and between Habasit Holding AG, a company formed under the laws of Switzerland (“Parent”), and James R. Swartwout (“Stockholder”).

RECITALS

WHEREAS, Parent, Habasit Holding USA, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Summa Industries, a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”) which provides (subject to the conditions set forth therein) for the offer by Merger Sub to purchase all outstanding shares of the Company Common Stock (as defined in the Merger Agreement) and the subsequent merger of Merger Sub with and into the Company (defined as the “Merger” in the Merger Agreement). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Merger Agreement.

WHEREAS, to induce Parent and Merger Sub to enter into the Merger Agreement, Stockholder, solely in his capacity as a stockholder of the Company and not in his capacity as a director or officer of the Company, is entering into this Stockholder Tender Agreement.

NOW, THEREFORE, in consideration for the foregoing and the respective representations, warranties, covenants and agreements set forth in this Stockholder Tender Agreement and intending to be legally bound hereby, the parties hereto hereby agree as follows:

SECTION 1.                            TENDER AND VOTING OF SHARES

1.1                               Agreement to Tender. The Stockholder hereby agrees to tender, pursuant to and in accordance with the terms of the Offer, his Owned Shares, and agrees that, prior to the Outside Time, he will not withdraw or permit the withdrawal of the tender of his Owned Shares in response to the Offer as the Offer may be amended from time to time pursuant to and in accordance with the terms of the Merger Agreement. Within ten (10) Business Days after commencement of the Offer, the Stockholder shall (x) deliver to the Depositary designated in the Offer (i) a letter of transmittal with respect to the Owned Shares complying with the terms of the Offer, (ii) certificates representing the Owned Shares and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer, and/or (y) instruct his broker, trustee under the Company’s 401(k) plan, or such other Person who is the holder of record of any Owned Shares beneficially owned but not held of record by Stockholder to promptly tender such Owned Shares in the Offer pursuant to the terms and conditions of the Offer. Provided that the conditions to the Offer are satisfied or waived by Parent and/or Merger Sub, Parent shall cause Merger Sub to purchase the Owned Shares in accordance with the terms of the Offer.

1.2                               Voting. Stockholder agrees that, during the period from the date of this Stockholder Tender Agreement through the Outside Time, at any meeting of stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company, Stockholder shall, unless otherwise directed in writing by Parent, vote the Subject Securities or cause the Subject Securities to be voted (to the extent such securities are entitled to be voted and are not voted by Parent as proxy in accordance with the Proxy granted herein) in such Stockholder’s sole capacity as a stockholder:

(a)                                  against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement;

(b)                                  against any action or agreement that would cause any condition contained in Section 7 or Exhibit B of the Merger Agreement to not be satisfied; and

(c)                                  against the following actions (other than the Offer, the Merger and the transactions contemplated by the Merger Agreement): (i) any Acquisition Proposal; (ii) any change in a majority of the members of the board of directors of the Company, other than any change contemplated by Section 1.3 of the Merger Agreement; or (iii) any other action which is intended, or which would reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Offer, the Merger or any of the other transactions contemplated by the Merger Agreement or this Stockholder Tender Agreement.

1.3                               Proxy; Further Assurances. Contemporaneously with the execution of this Stockholder Tender Agreement, Stockholder shall execute and deliver to Parent a proxy in the form attached to this Stockholder Tender Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by applicable Legal Requirements, with respect to the Subject Securities solely with respect to any item set forth in Sections 1.2(a), (b) or (c) (the “Proxy”).

SECTION 2.                            TRANSFER OF SUBJECT SECURITIES

2.1                               Transferee of Subject Securities to be Bound by this Agreement. Stockholder agrees that, during the period from the date of this Stockholder Tender Agreement through the Outside Time, Stockholder shall not (i) cause or permit any Transfer of any of the Subject Securities to be effected (other than pursuant to the Offer); (ii) tender any of the Subject Securities to any Person (other than Merger Sub or Parent) or (iii) create or permit to exist any Encumbrance with respect to any Subject Securities (other than encumbrances which do not affect the right to tender such Subject Securities pursuant to the Offer and encumbrances which do not affect, directly or indirectly, the right of Parent to vote the Subject Securities as provided herein); provided, however, that (i) and (ii) shall not apply to or prevent Stockholder from the disposition of options to acquire Shares as contemplated by and in accordance with Section 2.10 of the Merger Agreement; provided, further, that Stockholder shall be permitted to Transfer any Subject Securities in connection with an estate planning transaction or to a charitable institution, family member or affiliate where the transferee in each case agrees to comply with all of the requirements of this Stockholder Tender Agreement with respect to any Subject Securities so Transferred (each, a “Permitted Transferee”); provided, further, that the parties hereto agree that any Permitted Transferee shall be deemed to be “Stockholder” for purposes of this Stockholder Tender Agreement for all purposes hereunder.

2.2                               Transfer of Voting Rights. Stockholder agrees that, during the period from the date of this Stockholder Tender Agreement through the Outside Time, Stockholder shall ensure that: (a) none of the Subject Securities are deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities that is inconsistent with this Stockholder Tender Agreement or which would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby, and in the case of each of (a) and (b) other than pursuant hereto.

SECTION 3.                            REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to Parent as follows:

3.1                               Authorization, Etc. Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Stockholder Tender Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Stockholder Tender Agreement and the Proxy have been duly executed and delivered by Stockholder and (assuming that this Stockholder Tender Agreement constitutes a legal, valid and binding obligation of Parent) constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency, creditors’ rights and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies and general principles of equity.

3.2                               Conflicts or Consents.

(a)                                  The execution and delivery of this Stockholder Tender Agreement and the Proxy by Stockholder do not, and the performance of this Stockholder Tender Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which he or any of his properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any third party (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his affiliates or properties is or may be bound or affected.

(b)                                  Except as may be required by the DGCL, the HSR Act, Nasdaq regulations, applicable Legal Requirements in respect of securities, and Non-U.S. Antitrust Law, the execution and delivery of this Stockholder Tender Agreement and the Proxy by Stockholder do not, and the performance of this Stockholder Tender Agreement and the Proxy by Stockholder will not, require any consent or approval of any Person.

3.3                               Title to Securities. As of the date of this Stockholder Tender Agreement: (a) Stockholder holds of record or owns beneficially through his broker or the Company’s 401(k) plan (free and clear of any encumbrances or restrictions except those arising under Legal Requirements in respect of securities or hereunder and except as specifically disclosed on the signature page hereof) the number of outstanding Shares set forth under the heading “Shares Owned” on the signature page hereof; (b) Stockholder holds (free and clear of any encumbrances or restrictions except those arising under Legal Requirements in respect of securities or hereunder and except as specifically disclosed on the signature page hereof) the options, warrants and other rights to acquire Shares set forth under the heading “Options Held” on the signature page hereof; (c) Stockholder Owns the additional securities of the Company set forth under the heading “Additional Securities” on the signature page hereof; and (d) neither Stockholder nor any other Person controlled by the Stockholder or any affiliate or associate thereof controlled by the Stockholder, other than the Company and its Subsidiaries, directly or indirectly Owns any Shares or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any Shares or other securities of the Company, other than the Shares, options, warrants and other rights and other securities set forth on the signature page hereof.

SECTION 4.                            MISCELLANEOUS

4.1                               Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements made by Stockholder in this Stockholder Tender Agreement shall survive until the Outside Date.

4.2                               Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Stockholder Tender Agreement shall be paid solely by the party incurring such costs and expenses.

4.3                               Notices. Any notice or other communication required or permitted to be delivered to any party under this Stockholder Tender Agreement shall be in writing and shall be deemed properly given on the day of delivery if delivered by hand or facsimile (with confirmation of delivery), or on the second business day after being sent by registered overnight mail, return receipt requested, by overnight courier or overnight express delivery service or by facsimile (in each case, with confirmation of delivery) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

if to Parent:

HABASIT HOLDING AG

ROMERSTRASSE 1

REINACH-BASEL 4153

SWITZERLAND

ATTN:  MR. GIOVANNI VOLPI

FAX:  (011) 41-61-715-1560

with a copy to:

PAUL, HASTINGS, JANOFSKY & WALKER LLP

600 PEACHTREE STREET, N.E., SUITE 2400

ATLANTA, GA  30308

ATTN:  WAYNE BRADLEY

Fax:  (404) 815-2424

if to Stockholder:

at the address set forth below Stockholder’s signature on the signature page hereof.

4.4                               Waiver of Appraisal Rights. Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights (including under Section 262 of the DGCL) and any similar rights relating to the Merger or any related transaction that Stockholder or any other Person may have by virtue of the ownership of any outstanding Shares Owned by Stockholder.

4.5                               No Solicitation. Subject to Section 4.16 hereof, Stockholder agrees that, during the period from the date of this Stockholder Tender Agreement through the Outside Time, Stockholder shall not, and shall not authorize or permit any Representative to, directly or indirectly: (i) solicit, initiate, or encourage or induce the making, submission or announcement of any Acquisition Proposal or take any action (other than informing Persons of the provisions of Section 5.2 of the Merger Agreement) that could reasonably be expected to lead to an Acquisition Proposal; (ii) other than informing Persons of the provisions of Section 5.2 of the Merger Agreement, furnish any information regarding any of the Acquired Companies to any Person in connection with or in response to an Acquisition Proposal; or (iii) other than informing Persons of the provisions of Section 5.2 of the Merger Agreement, engage in discussions or negotiations with any Person with respect to any Acquisition Proposal. Stockholder shall immediately cease and discontinue, and Stockholder shall ensure that his Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal.

4.6                               Severability. If any provision of this Stockholder Tender Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Stockholder Tender Agreement. Each provision of this Stockholder Tender Agreement is separable from every other provision of this Stockholder Tender Agreement, and each part of each provision of this Stockholder Tender Agreement is separable from every other part of such provision.

4.7                               Entire Agreement. This Stockholder Tender Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Stockholder Tender Agreement shall be binding upon either party unless made in writing and signed by both parties.

4.8                               Assignment; Binding Effect. Except as provided herein, neither this Stockholder Tender Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder or Parent without the prior written consent of the non-assigning party, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Stockholder Tender Agreement shall be binding upon, and inure to the benefit of, Stockholder and Stockholder’s heirs, estate, executors, personal representatives, successors and assigns (as the case may be), and shall be binding upon, and inure to the benefit of, Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Stockholder Tender Agreement, this Stockholder Tender Agreement shall be binding upon any Person to whom any Subject Securities are Transferred. Nothing in this Stockholder Tender Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

4.9                               Specific Performance. The parties agree that irreparable damage would occur in the event that any provision of this Stockholder Tender Agreement or the Proxy was, or is, not performed in accordance with its specific terms or was, or is, otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Stockholder Tender Agreement or in the Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an ex-parte temporary restraining order, a preliminary injunction and a permanent injunction restraining such breach or threatened breach. Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.9, and Stockholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

4.10                        Non-Exclusivity. The rights and remedies of Parent under this Stockholder Tender Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Stockholder Tender Agreement, and the obligations and liabilities of Stockholder under this Stockholder Tender Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Stockholder Tender Agreement shall limit any of Stockholder’s obligations, or the rights or remedies of Parent, under any agreement between Parent and Stockholder; and nothing in any such agreement shall limit any of Stockholder’s obligations, or any of the rights or remedies of Parent, under this Stockholder Tender Agreement.

4.11                        Governing Law; Venue.

(a)                                  This Stockholder Tender Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(b)                                  Any legal action or other legal proceeding relating to this Stockholder Tender Agreement or the Proxy or the enforcement of any provision of this Stockholder Tender Agreement or the Proxy shall only be brought or otherwise commenced in any state or federal court located in the State of Delaware. Stockholder and Parent each:

(i)                                    expressly and irrevocably consent and submit to the exclusive jurisdiction of each state and federal court located in the State of Delaware (and each appellate court located in the State of Delaware), in connection with any such legal proceeding;

(ii)                                agree that service of any process, summons, notice or document by U.S. first class certified mail, return receipt requested, addressed to such Person at the address set forth in Section 4.3 hereof shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

(iii)                            agree that each state and federal court located in the State of Delaware, shall be deemed to be a convenient forum; and

(iv)                               agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of Delaware, any claim by either Stockholder or Parent that he or it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Stockholder Tender Agreement or the subject matter of this Stockholder Tender Agreement may not be enforced in or by such court.

(c)                                  STOCKHOLDER AND PARENT IRREVOCABLY WAIVE THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS STOCKHOLDER TENDER AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS STOCKHOLDER TENDER AGREEMENT OR THE PROXY.

4.12                        Counterparts. This Stockholder Tender Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

4.13                        Captions. The captions contained in this Stockholder Tender Agreement are for convenience of reference only, shall not be deemed to be a part of this Stockholder Tender Agreement and shall not be referred to in connection with the construction or interpretation of this Stockholder Tender Agreement.

4.14                        Waiver. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Stockholder Tender Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Stockholder Tender Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Stockholder Tender Agreement, or any power, right, privilege or remedy of Parent under this Stockholder Tender Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent, and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

4.15                        Construction.

(a)                                  For purposes of this Stockholder Tender Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b)                                  The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Stockholder Tender Agreement.

(c)                                  As used in this Stockholder Tender Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)                                  Except as otherwise indicated, all references in this Stockholder Tender Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Stockholder Tender Agreement and Exhibits to this Stockholder Tender Agreement.

4.16                        Stockholder Capacity. No person executing this Stockholder Tender Agreement who is a director or officer of the Company makes any agreement or understanding herein in his capacity as a director or officer. Without limiting the generality of the foregoing, Stockholder executes this Stockholder Tender Agreement solely in his capacity as Owner of Subject Securities and nothing herein shall limit or affect any actions taken by Stockholder in his capacity as an officer or director of the Company in exercising the Company’s rights under the Merger Agreement or in performing such Stockholder’s fiduciary obligations in his capacity as a director or officer of the Company; provided that no obligation of the Stockholder to the Company as an officer or director of the Company shall affect, impair or impede Shareholder’s obligations under this Stockholder Tender Agreement including the obligation to vote the Owned Shares in accordance with Section 1.2 hereof.

SECTION 5.                            CERTAIN DEFINITIONS

For purposes of this Stockholder Tender Agreement:

5.1                               “Outside Time” shall mean the earliest to occur of (a) the time at which the Merger Agreement is terminated, (b) the time at which Merger Sub has accepted for payment all Shares Owned, validly tendered and not withdrawn by Stockholder pursuant to the Offer and (c) the time of any amendment or other change to the Merger Agreement effected without Stockholder’s prior written consent that (A) reduces the number of Shares subject to the Offer, (B) reduces the Offer Price, (C) changes the Minimum Tender Condition, adds to the conditions set forth in Exhibit B to the Merger Agreement or modifies any condition set forth in Exhibit B to the Merger Agreement in any manner adverse to Stockholder, (D) changes the form of consideration payable in the Offer or (E) extends the Offer in any manner other than pursuant to and in accordance with the terms of Section 1.1(b) of the Merger Agreement.

5.2                               Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Stockholder is the: (i) record owner of such security; or (ii) ”beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of such security; provided, however, that notwithstanding paragraph (a)(1)(i) of such Rule 13d-3, Stockholder shall not Own or have Ownership of any Shares subject to options and listed under the heading Options Held on the signature page of this Stockholder Tender Agreement unless and until Stockholder has exercised such options.

5.3                               “Owned Shares” shall mean: (i) all Shares Owned by Stockholder as of the date of this Stockholder Tender Agreement; and (ii) all additional Shares of which Stockholder acquires Ownership during the period from the date of this Stockholder Tender Agreement through the Outside Time, including, without limitation, as the result of the exercise of options by Stockholder.

5.4                               “Subject Securities” shall mean: (i) all securities of the Company (including all Shares and all options, warrants and other rights to acquire Shares) Owned by Stockholder as of the date of this Stockholder Agreement; and (ii) all additional securities of the Company (including all additional Shares and all additional options, warrants and other rights to acquire Shares) of which Stockholder acquires Ownership during the period from the date of this Stockholder Tender Agreement through the Outside Time.

5.5                               A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Parent and Stockholder have caused this Stockholder Tender Agreement to be executed as of the date first written above.

HABASIT HOLDING AG

By:	/s/ Thomas Habegger
Thomas Habegger
Chairman of the Board of Directors

By:	/s/ Giovanni Volpi
Giovanni Volpi
Additional Authorized Representative and Signatory

JAMES R. SWARTWOUT

/s/ James R. Swartwout
Address:	c/o Summa Industries
21250 Hawthorne Blvd, Suite 500
Torrance, CA 90503
Fax:	(310) 792-7079

Shares Owned	Options Held
127,882	275,000

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EXHIBIT A

FORM OF IRREVOCABLE PROXY

The undersigned stockholder of SUMMA INDUSTRIES, a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints Mr. Giovanni Volpi and Wayne N. Bradley, and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent of the undersigned’s rights) with respect to (i) the outstanding Shares or other securities of the Company owned of record or owned beneficially by the undersigned as of the date of this proxy, which securities are specified on the final page of this proxy under the heading “Shares Owned”, and (ii) any and all other Shares or other securities of the Company which the undersigned may acquire on or after the date hereof, in accordance with the terms of this proxy until the Outside Time. The shares of the Company Common Stock or other securities of the Company referred to in clauses “(i)” and “(ii)” of the immediately preceding sentence are collectively referred to in this proxy as the “Shares”. Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares until after the Outside Time.

This proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted under the Stockholder Tender Agreement, dated as of the date hereof, between Parent and the undersigned (the “Stockholder Tender Agreement”), in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Habasit Holding USA, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, and the Company (the “Merger Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Stockholder Tender Agreement.

As used herein, “Outside Time” shall mean the earliest to occur of (a) the time at which the Merger Agreement is terminated, (b) the time at which Merger Sub has accepted for payment all Shares Owned, validly tendered and not withdrawn by Stockholder pursuant to the Offer and (c) the time of any amendment or other change to the Merger Agreement effected without Stockholder’s prior written consent that (i) reduces the number of Shares subject to the Offer, (ii) reduces the Offer Price, (iii) changes the Minimum Tender Condition, adds to the conditions set forth in Exhibit B to the Merger Agreement or modifies any condition set forth in Exhibit B to the Merger Agreement in any manner adverse to Stockholder, (iv) changes the form of consideration payable in the Offer, (v) extends the Offer in any manner other than pursuant to and in accordance with the terms of Section 1.1(b) of the Merger Agreement, or (vi) otherwise amends the Offer in any manner adverse to Stockholder.

The proxies named above will be empowered, and may exercise this proxy, to the full extent of the undersigned’s rights, to vote the Shares at any meeting of the stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company at any time prior to the Outside Time:

(i)                                    against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement;

(ii)                                against any action or agreement that would cause any condition contained in Section 7 or Exhibit B of the Merger Agreement to not be satisfied; and

(iii)                            against the following actions (other than the Offer, the Merger and the transactions contemplated by the Merger Agreement): (i) any Acquisition Proposal; (ii) any change in a majority of the members of the board of directors of the Company, other than any change contemplated by Section 1.3 of the Merger Agreement; or (iii) any other action which is intended, or which would reasonably be expected, to impede, interfere with, delay, postpone,

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discourage or adversely affect the consummation of the Offer, the Merger or any of the other transactions contemplated by the Merger Agreement or this Stockholder Tender Agreement.

The proxies may not exercise this proxy on any other matter. The undersigned may vote the Shares on all other matters.

This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

This proxy shall terminate, and be of no further force and effect, automatically upon the Outside Time.

Dated: August 31, 2006

JAMES R. SWARTWOUT

/s/ James R. Swartwout
Address:	c/o Summa Industries
21250 Hawthorne Blvd, Suite 500
Torrance, CA 90503
Fax:	(310) 792-7079

Shares Owned	Options Held
127,882	275,000

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